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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    August 15, 1997


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          VIRGINIA                     0-21912               54-1624428
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

          9100 ARBORETUM PARKWAY, SUITE 160, RICHMOND, VIRGINIA  23236
                    (Address of principal executive offices)


Registrant's telephone number, including area code   (804) 320-0160


(Former name or former address, if changed since last report.) Not applicable






























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ITEM 5. OTHER EVENTS

        The Board of Directors appointed Richard N. Chakejian, Jr. to the Board of Directors on August 15, 1997. Mr. Chakejian becomes the third member of First Chesapeake Financial Corporation's Board of Directors filling the vacancy resulting from the resignation of C. Harril Whitehurst, Jr. previously reported. Mr. Chakejian has spent most of his career developing and opening full service retail dry cleaning/laundering centers in the Philadelphia, Pennsylvania area. He is the Chief Executive Officer of Tri-State Linen Company, Chief Operating Officer of Ascadin Cleaners, Inc., and Chief Executive Officer of Bala Corp., a company which markets and leases real estate. He has a BA Degree in Economics and Political Science from Ohio Wesleyan University.













































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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        FIRST CHESAPEAKE FINANCIAL CORPORATION


Date: September 4, 1997                   By: Max E. Gray
                                              Max E. Gray, Chairman, President
                                              and Chief Executive Officer